                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 8, 2004

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                             HAWAIIAN HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                 1-31443                        71-0879698
        (COMMISSION FILE NUMBER) (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

             12730 HIGH BLUFF DRIVE, SUITE 180, SAN DIEGO, CA 92130
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (858) 523-0171
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

         (a) On December 8, 2004, Hawaiian Holdings, Inc. (the "Registrant"),
entered into agreements with three institutional investors to issue and sell an aggregate of 650,000 shares of common stock, par value, $.01 per share, of the
Registrant for an aggregate purchase price of $3,737,500. The form of stock purchase agreement with respect thereto is filed as an exhibit hereto. The
Registrant is obligated to pay $186,875 in respect of commissions to a placement agent in connection with such sales. Such sales were effected pursuant to an exemption from registration based on Section 4(2) of the Securities Act of 1933, as amended, as transactions not involving any public offering.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of Business Acquired.

               Not Applicable/None

         (b)   Pro Forma Financial Information.

               Not Applicable/None

         (c)   Exhibits.

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               Exhibit Number         Document Description
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                        10.1          Form of Stock Purchase Agreement dated
                                      December 2004
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Hawaiian Holdings, Inc.

Date: December 8, 2004             By
                                      /s/ Randall L. Jenson
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                                      Randall L. Jenson
                                      Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
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10.1          Form of Stock Purchase Agreement dated December 2004